SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)


Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )

Check the appropriate box:

( ) Preliminary Proxy Statement
(X) Definitive  Proxy Statement
( ) Definitive Additional  Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
( ) Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
    14c-6(e)(2))

________________________________________________________________________________

                       Capital Management Investment Trust
________________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)


            ________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

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( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

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( ) Check box if any part of the fee is offset as provided by Exchange  Act Rule
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    previously.  Identify the previous filing by registration  statement number, or the Form or Schedule and the date of its filing.

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


                       CAPITAL MANAGEMENT INVESTMENT TRUST
                         Capital Management Mid-Cap Fund
                        Capital Management Small-Cap Fund
                           105 North Washington Street
                               Post Office Box 69
                     Rocky Mount, North Carolina 27801-0069


                                 March 31, 2000


Dear Shareholder:

Capital Management Investment Trust (the "Trust") and the Board of Trustees of the Trust are asking each shareholder to vote on the approval of an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Proposed 12b-1 Plan") for the Investor Shares of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund (collectively, the "Funds"). Because the previous Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Previous 12b-1 Plan") expired on November 10, 1999, it is necessary for you to approve the Proposed 12b-1 Plan to continue a distribution plan for the Funds. As you review the attached materials, please keep in mind that the Proposed 12b-1 Plan is essentially the same as the Funds' Previous 12b-1 Plan and will not result in an increase in the fees payable by the Funds and their shareholders. As a result of the approval of the Proposed 12b-1 Plan, a distribution plan will be reinstated at the previous annual rate of 0.75% of each of the Fund's Investor Shares' average daily net assets. The continuation of a distribution plan will allow the Funds to continue to market the Funds to investors in a variety of places. The Trust and the Board of Trustees of the Trust are also asking each shareholder to vote on the approval of the reimbursement of such expenses at the rate of 0.75% of the Funds' Investor Shares' average daily net assets from the time the Previous 12b-1 Plan expired, November 10, 1999, until pending approval of the Proposed 12b-1 Plan, April 27, 2000.

THE BOARD OF TRUSTEES, INCLUDING THE TRUST'S INDEPENDENT TRUSTEES, HAS APPROVED THE PROPOSALS AND RECOMMENDS THEM FOR YOUR APPROVAL.

If you have any questions about the proposals, please feel free to call me directly at (212) 320-2033.


Sincerely,

/s/ Joseph A. Zock

Joseph A. Zock
President
Capital Management Associates, Inc.

                       CAPITAL MANAGEMENT INVESTMENT TRUST




                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS



To the shareholders of the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund:

A special meeting of the shareholders of the Capital Management Mid-Cap Fund Investor Shares and the Capital Management Small-Cap Fund Investor Shares (collectively, the "Funds"), each a series of the Capital Management Investment Trust (the "Trust"), will be held at the offices of NC Shareholder Services (the Trust's Dividend Disbursing and Transfer Agent), 107 North Washington Street, Rocky Mount, North Carolina, on Thursday, April 27, 2000, at 10:00 a.m. for the purposes of:

1. Approving an Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 for the Funds' Investor Shares;

2. Approving the reimbursement of Rule 12b-1 fees for the period November 10, 1999 to April 27, 2000; and

3.   Transacting such other business as may properly come before the meeting.

Shareholders of record at the close of business on January 31, 2000 are entitled to vote at the meeting.

For the Board of Trustees,


/s/ C. Frank Watson, III

C. Frank Watson, III
Secretary


March 31, 2000

                       * * * YOUR VOTE IS IMPORTANT * * *

                  PLEASE SIGN AND MAIL THE ENCLOSED PROXY CARD


                                 PROXY STATEMENT


The Board of Trustees of the Capital Management Investment Trust (the "Trust") is soliciting proxies from the shareholders of the Capital Management Mid-Cap Fund Investor Shares and the Capital Management Small-Cap Fund Investor Shares (collectively, the "Funds") for use at a special meeting of shareholders to be held April 27, 2000, and at any adjournment of that meeting. A proxy may be revoked at any time before it is voted, either in person or by written notice to the Trust or by delivery of a later-dated proxy.

Shareholders of record of the Trust at the close of business on January 31, 2000 (the "Record Date") are entitled to participate in the meeting and to cast one vote for each share held. As of the Record Date, the Capital Management Mid-Cap Fund had 63,194.702 shares of beneficial interest outstanding of the Investor Shares. As of the Record Date, the Capital Management Small-Cap Fund had 5,264.212 shares of beneficial interest outstanding of the Investor Shares. The Funds are the only existing series of the Trust. This proxy statement is first being mailed to shareholders on or about March 31, 2000. Any shareholder who desires a copy of the previously mailed Annual Report may obtain it upon request, without charge, by writing or calling the Trust as indicated below:

     Capital Management Mid-Cap Fund - OR - Capital Management Small-Cap Fund
          (Please specify)
     c/o NC Shareholder Services, LLC
     107 North Washington Street
     Post Office Box 4365
     Rocky Mount, North Carolina 27803-0365

     Toll-Free Telephone: (888) 626-3863

                                  INTRODUCTION

Capital Management Associates, Inc. ("CMA"), 140 Broadway, New York, New York 10005, is the investment advisor for the Funds. Shields and Company (the "Distributor"), 140 Broadway, New York, New York 10005, is the Fund's distributor. The Nottingham Company, 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, is the Fund's administrator.

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of the Capital Management Investment Trust with respect to the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund, each a series of the Trust, of proxies to be voted at the Special Meeting of Shareholders (the "Meeting") of the Funds to be held at the offices of NC Shareholder Services on April 27, 2000 at 10:00 a.m., and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is called for the purpose of approving the Amended and Restated Plan of Distribution Pursuant to Rule 12b-1 (the "Proposed 12b-1 Plan") and approving the reimbursement of Rule 12b-1 fees for the period November 10, 1999 to April 27, 2000 for the Funds' Investor Shares. Both of the proposals must be approved by the lesser of (i) a majority of the outstanding Investor Shares of the Funds or (ii) 67% of the Investor Shares of the Funds voting at the Meeting if a majority of shares are present in person or by proxy (a "Majority Vote"). A majority of shares must be present in person or by proxy to have a quorum to conduct business.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, shares represented by the proxies will be voted "FOR" both of the proposals. Abstentions will be counted as present for the purpose of determining whether a quorum is present; however, abstentions will not be counted as a vote "FOR" the proposals. Broker non-votes will be counted in favor of the Proposed 12b-1 Plan and reimbursement of the Rule 12b-1 fees. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary of the Fund at the applicable address indicated above or by voting in person at the Meeting.


  1. APPROVAL OF AMENDED AND RESTATED DISTRIBUTION PLAN PURSUANT TO RULE 12b-1

As a result of an inadvertent failure of the Board to renew the 12b-1 Plan ("Previous 12b-1 Plan") under which the Funds used a portion of their assets to pay for, among other things, the promotion and distribution of the Funds'
Investor Shares, the Previous 12b-1 Plan terminated on November 10, 1999. Accordingly, pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), shareholders are required to approve the Proposed 12b-1 Plan.

On January 5, 2000, the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Proposed 12b-1 Plan or any agreement related thereto ("Rule 12b-1 Trustees"), approved, having found that a Rule 12b-1 Plan would be in the best interest of the Funds and their shareholders, approved the Proposed 12b-1 Plan. The following discussion is qualified in its entirety by reference to the form of the Proposed 12b-1 Plan attached hereto as Exhibit A. The Proposed 12b-1 Plan is identical to the Previous 12b-1 Plan that lapsed except that it will be effective as of April 27, 2000. The Previous 12b-1 Plan was last approved by shareholders of the Capital Management Mid-Cap Fund Investor Shares on April 3, 1995, and by shareholders of the Capital Management Small-Cap Fund Investor Shares on November 10, 1998.

In considering whether to approve the Proposed 12b-1 Plan and recommend its approval to Shareholders, the Board determined that the Proposed 12b-1 Plan was reasonably likely to benefit the Funds and their shareholders and it was in the best interests of the shareholders to approve the Proposed 12b-1 Plan. The Board identified and considered a number of potential benefits from adoption of the Proposed 12b-1 Plan, including that the Proposed 12b-1 Plan is likely to assist the Funds in increasing assets and that the lack of a Rule 12b-1 plan would likely adversely affect the asset levels of the Funds. Increased assets could benefit the Funds and their shareholders by reducing the per share operating expenses of the Funds as the Funds' fixed expenses would be spread over a larger asset base. The Board also believes that the Funds' Distributor would have little or no incentive to incur promotional expenses on behalf of the Funds if the Proposed 12b-1 Plan is not approved by shareholders.

The Proposed 12b-1 Plan authorizes payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board, of up to 0.75% of the Funds' Investor Shares' average daily net assets. Payments will be accrued daily and paid quarterly or at such other intervals as the Board may determine and may be paid in advance of actual billing, based on estimates of actual expenditures incurred during the period. Payments may be made in subsequent years for expenses incurred in prior years if such payment is separately authorized by the Board. The Board, however, has no legal obligation to authorize such payments in the future and thus may not authorize them.

Payments may be made by the Funds under the Proposed 12b-1 Plan for the purpose of financing any activity primarily intended to result in the sale of the Investor Shares of the Funds, as determined by the Board. Such activities typically include: advertising; compensation for sales and marketing activities of the Distributor and banks, broker-dealers and service providers; shareholder account servicing; production and dissemination of prospectus and sales and marketing materials; and capital or other expenses of associated equipment, rent salaries, bonuses, interest and other overhead. To the extent any activity is one that the Funds may finance without a plan of distribution, the Funds may also make payments to finance such activity outside of the Proposed 12b-1 Plan, which payments would not be subject to its limitations.

The Proposed 12b-1 Plan of the Funds will be implemented by a written agreement between the Fund and the Distributor. Administration of the Proposed 12b-1 Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review, at least quarterly, reports concerning the nature and qualification of expenses for which payments are made and that the Board approve all agreements relating to the Proposed 12b-1 Plan. The Proposed 12b-1 Plan, or any agreement related thereto, may be terminated, as to any Fund, by either a majority of the a majority of the Rule 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Particular Fund.


                 2. APPROVAL OF REIMBURSEMENT OF RULE 12b-1 FEES

The Board has approved, subject to approval of the Proposed 12b-1 Plan by shareholders, reimbursement of such expenses at the rate of 0.75% of the Funds' Investor Shares' average daily net assets through April 27, 2000. If the Proposed 12b-1 Plan and reimbursement of Rule 12b-1 fees are approved by shareholders, the Capital Management Mid-Cap Fund will reimburse or pay the Distributor an estimated $3,586 in accrued Rule 12b-1 fees for the period
November 10, 1999 through April 27, 2000. The Distributor is waiving the Rule 12b-1 fees for the Capital Management Small-Cap Fund for the period November 10, 1999 through April 27, 2000; therefore, no reimbursements will be made. For the portion of the fiscal year ended November 30, 1999 during which the Previous 12b-1 Plan was in effect, the Distributor received from the Capital Management Mid-Cap Fund and the Capital Management Small-Cap Fund $10,519 and $375, respectively, pursuant to such Previous 12b-1 Plan.

THE BOARD OF TRUSTEES, INCLUDING A MAJORITY OF THE RULE 12b-1 TRUSTEES, OF THE TRUST HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THEM FOR YOUR APPROVAL.

                                3. OTHER MATTERS

Management is not aware of any other matters that will come before the meeting. If any other business should come before the meeting, however, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment.


                              4. OTHER INFORMATION

PRINCIPAL SHAREHOLDERS. As of January 31, 2000, the following persons were known by the Trust to own beneficially five percent or more of the outstanding shares of the Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934:

Name and Address of                 Amount and Nature of
Beneficial Owner                    Beneficial Ownership               Percent
----------------                    --------------------               -------

                         CAPITAL MANAGEMENT MID-CAP FUND

                              Institutional Shares
                              --------------------


BT Alex Brown, Inc.                 136,253.471 shares                  37.077%*
FBO 873-20604-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                  32,895.321 shares                   8.951%
FBO 874-21261-16
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                  32,895.321 shares                   8.951%
FBO 874-21262-15
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                  26,766.123 shares                   7.284%
FBO 876-01389-10
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                  21,353.901 shares                   5.811%
FBO 876-01174-19
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                  19,059.112 shares                   5.186%
FBO 876-01128-16
P.O. Box 1346
Baltimore, Maryland  21203

                                 Investor Shares
                                 ---------------

BT Alex Brown, Inc.                  12,610.232 shares                  19.955%
FBO 873-00114-11
P.O. Box 1346
Baltimore, Maryland  21203

BT Alex Brown, Inc.                   4,691.318 shares                   7.424%
FBO 873-22426-18
P.O. Box 1346
Baltimore, Maryland  21203



                        CAPITAL MANAGEMENT SMALL-CAP FUND

                              Institutional Shares
                              --------------------

Capital Management Associates, Inc.   8,056.891 shares                  99.897%*
140 Broadway
New York, New York  10005

                                 Investor Shares
                                 ---------------

Capital Management Associates, Inc.   5,264.212 shares                 100.000%*
140 Broadway
New York, New York  10005

__________________
*  Deemed a "control person" of the particular Fund.


SOLICITATION OF PROXIES. Proxies will be solicited by the Board, and the cost of solicitation will be paid by CMA. Additional solicitation may be made by mail, personal interview, telephone, and telegraph by CMA, or Shields and Company personnel who will not be additionally compensated for such activities.

SHAREHOLDER PROPOSALS. The Trust does not hold regular or annual meetings of its shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Trust by a reasonable time prior to the Trust's solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements, and there is no guarantee that any proposal will be presented at a shareholder's meeting.

ANNUAL REPORT. The Trust's Annual Report to shareholders of the Funds for the fiscal year ended November 30, 1999, was mailed to shareholders on January 24, 2000. Any shareholder who desires an additional copy of the Annual Report may obtain it upon request (without charge) by contacting NC Shareholder Services, 107 North Washington Street, Post Office Box 4365, Rocky Mount, North Carolina, 27803-0365, or by calling (888) 626-3863.

QUORUM, VOTING. The holders of a majority of the shares issued and outstanding and entitled to vote, present in person or represented by proxy, shall be required to constitute a quorum of the Meeting for the transaction of business. If such quorum is not present or represented at the Meeting, the shareholders entitled to vote, present in person or represented by proxy, may adjourn the Meeting from time to time (provided no adjournment shall be for more than three
(3) months) without notice other than announcement at the meeting, until a quorum is present or represented. At such adjourned meeting at which a quorum is present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders of the Trust.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the meeting. If no instructions are given, the proxy will be voted "FOR" the items (approval of the Proposed 12b-1 Plan and reimbursement of Rule 12b-1 fees). Voting instructions given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. Any shareholder may revoke his or her proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the offices of The Nottingham Company at 105 North Washington Street, Post Office Box 69, Rocky Mount, North Carolina 27801-0069, or by signing another proxy of a later date and submitting the later proxy before the Special Meeting of Shareholders, or by personally casting his or her vote at the Special Meeting of Shareholders.

The Proposed 12b-1 Plan and proposal to reimburse Rule 12b-1 fees require the affirmative vote of a "majority of the outstanding voting securities" as defined in the 1940 Act, meaning: the affirmative vote of the lesser of (1) 67% of the voting securities of the Funds present at the meeting if more than 50% of the outstanding shares of the Funds are present in person or by proxy or (2) more than 50% of the outstanding shares of the Funds.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e. shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or person entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the meeting. On the proposals, abstentions and broker non-votes will be considered to be both present at the meeting and issued and outstanding and, as a result, will have the effect of being counted as voted against the proposals.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

BY ORDER OF THE BOARD OF TRUSTEES:


/s/ C. Frank Watson, III

C. Frank Watson, III
Secretary

                                    EXHIBIT A
                                    ---------

                          FORM OF AMENDED AND RESTATED
                   PLAN OF DISTRIBUTION PURSUANT TO RULE 12b-1


WHEREAS, Capital Management Investment Trust, an unincorporated business trust organized and existing under the laws of the Commonwealth of Massachusetts (the "Trust"), engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS,  the  Trust is  authorized  to issue an  unlimited  number of shares of
beneficial  interest  (the  "Shares"),   in  separate  series  representing  the
interests in separate funds of securities and other assets; and

WHEREAS, the Trust offers a series of such Shares representing interests in THE CAPITAL MANAGEMENT MID-CAP FUND AND THE CAPITAL MANAGEMENT SMALL-CAP FUND (the "Funds") of the Trust;

WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Funds and its shareholders, have approved this Plan by votes cast at a meeting held in person and called for the purpose of voting hereon and on any agreements related hereto; and

NOW, THEREFORE, the Trust hereby adopts this Plan in accordance with Rule 12b-1 under the 1940 Act, on the following terms and conditions:

         1. Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may, directly or indirectly, engage in any activities primarily intended to result in the sale of Investor Shares of the Funds, which activities may include, but are not limited to, the following:
(a) payments to the Trust's Distributor and to securities dealers and others in respect of the sale of Investor Shares of the Funds; (b) payment of compensation to and expenses of personnel (including personnel of organizations with which the Trust has entered into agreements related to this Plan) who engage in or support distribution of Investor Shares of the Funds or who render shareholder support services not otherwise provided by the Trust's transfer agent, administrator, or custodian, including but not limited to, answering inquiries regarding the Trust, processing shareholder transactions, providing personal services and/or the maintenance of shareholder accounts, providing other shareholder liaison services, responding to shareholder inquiries, providing information on shareholder investments in the Funds, and providing such other shareholder services as the Trust may reasonably request; (c) formulation and implementation of marketing and promotional activities, including, but not limited to, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (d) preparation, printing and distribution of sales literature; (e) preparation, printing and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than existing shareholders of the Trust; and (f) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable. The Trust is authorized to engage in the activities listed above, and in any other activities primarily intended to result in the sale of Investor Shares of the Funds, either directly or through other persons with which the Trust has entered into agreements related to this Plan.

         2. Maximum Expenditures. The expenditures to be made by the Funds pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures exceed an amount calculated at the rate of 0.75% per annum of the average daily net asset value of the Investor Shares of the Funds for each year or portion thereof included in the period for which the computation is being made, elapsed since the inception of this Plan to the date of such expenditures. Notwithstanding the foregoing, in no event may such expenditures paid by the Funds as service fees exceed an amount calculated at the rate of 0.75% of the average annual net assets of the Investor Shares of the Funds, nor may such expenditures paid as service fees to any person who sells Shares of the Funds exceed an amount calculated at the rate of 0.25% of the average annual net asset value of such shares. Such payments for distribution and shareholder servicing activities may be made directly by the Trust or to other persons with which the Trust has entered into agreements related to this Plan.

         3. Term and Termination. (a) This Plan shall become effective as of the 27th of April, 2000. Unless terminated as herein provided, this Plan shall continue in effect for one year from the date hereof and shall continue in effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved by votes of a majority of both (i) the Trustees of the Trust and (ii) the Non-Interested Trustees, cast at a meeting called for the purpose of voting on such approval.

         (b) This Plan may be terminated at any time with respect to the Funds by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities of the Funds as defined in the 1940 Act.

         4. Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 2 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities of the Funds as defined in the 1940 Act with respect to which a material increase in the amount of expenditures is proposed, and no material amendment to this Plan shall be made unless approved in the manner provided for annual renewal of this Plan in Section 3(a) hereof.

         5. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

         6. Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

         7. Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 6 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

         8. Limitation of Liability. Any obligations of the Trust hereunder shall not be binding upon any of the Trustees, officers or shareholders of the Trust personally, but shall bind only the assets and property of the Trust. The term "Capital Management Investment Trust" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Trust, a copy of which is on file with the Secretary of The Commonwealth of Massachusetts. The execution of this Plan has been authorized by the Trustees, and this Plan has been signed on behalf of the Trust by an authorized officer of the Trust, acting as such and not individually, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Trust as provided in the Agreement and Declaration of Trust.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

         1. INDIVIDUAL ACCOUNTS: sign your name exactly as it appears in the registration on the proxy card.

         2.    JOINT  ACCOUNTS: either party may sign, but the name of the party
               signing  should  conform  exactly  to   the  name  shown  in  the
               registration on the proxy card.

         3. ALL OTHER ACCOUNTS: the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

   Registration                                     Valid Signature
   ------------                                     ---------------

CORPORATE ACCOUNTS
    (1)  ABC Corp...............................  ABC Corp. John Doe, Treasurer
    (2)  ABC Corp...............................  John Doe, Treasurer
    (3)  ABC Corp. c/o John Doe.................  John Doe, Treasurer
    (4)  ABC Corp. Profit Sharing Plan..........  John Doe, Trustee

PARTNERSHIP ACCOUNTS
    (1)  The ABC Partnership....................  Jane B. Smith, Partner
    (2)  Smith and Jones, Limited Partnership...  Jane B. Smith, General Partner

TRUST ACCOUNTS
    (1)  ABC Trust..............................  Jane B. Doe, Trustee
    (2)  Jane B. Doe, Trustee u/t/d 12/28/78....  Jane B. Doe, Trustee

CUSTODIAL OR ESTATE ACCOUNTS
    (1)  John B. Smith, Cust. f/b/o John B.
         Smith, Jr. UGMA/UTMA...................  John B. Smith
    (2)  Estate of John B. Smith................  John B. Smith, Jr., Executor

                       CAPITAL MANAGEMENT INVESTMENT TRUST
                 Capital Management Mid-Cap Fund Investor Shares
                Capital Management Small-Cap Fund Investor Shares


                SPECIAL MEETING OF SHAREHOLDERS ON APRIL 27, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


In order to vote your shares, please sign and date this card and return it in the envelope provided. By returning this card, you authorize the proxies to vote on the proposals as marked, or, if not marked, as indicated.


          The Board of Trustees recommends voting "FOR" the proposals.


1.  FOR       AGAINST       ABSTAIN     Approval of the Amended and Restated
                                        Distribution Plan Pursuant to Rule 12b-1
    ( )         ( )           ( )



2.  FOR       AGAINST       ABSTAIN     Approval  of the  reimbursement  of Rule
                                        12b-1 fees  for the period  November 10,
    ( )         ( )           ( )       1999 to April 27, 2000





                      By signing and dating this card, you
                      authorize C. Frank Watson, III  with
                      the  power of  substitution to  vote
                      your  shares  of  the  Funds  at the
                      scheduled meeting of shareholders of
                      the Funds and at  any adjournment of
                      the meeting. MR. WATSON  SHALL  VOTE
                      AS RECOMMENDED BY THE BOARD,  UNLESS
                      OTHERWISE  INDICATED,   AND  IN  HIS
                      DISCRETION  UPON SUCH OTHER BUSINESS
                      AS  MAY  PROPERLY  COME  BEFORE  THE
                      MEETING.


                      x___________________________________

                      x___________________________________

                         Dated__________________, 2000


                      Please  sign  your  name or names as
                      they appear to authorize  the voting
                      of your shares  as indicated.  Where
                      shares  are  registered  with  joint
                      owners,  all   joint  owners  should
                      sign.  Persons signing as executors,
                      administrators,   trustees,    etc.,
                      should so indicate.